Differences between Income Taxes Calculated at Federal Statutory Rate and Income Tax Expense (Detail) (USD $)	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Schedule Of Income Taxes [Line Items]
Federal taxes based on statutory rate	$ 3,154,469	$ 3,032,719	$ 2,867,834
State income taxes, net of federal benefit	79,449	187,469	178,275
Tax-exempt investment interest	(1,006,536)	(1,159,571)	(1,231,567)
Other, net	(399,291)	(290,714)	(163,734)
Income tax expense	$ 1,828,091	$ 1,769,903	$ 1,650,808